UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

                        Date of Report: August 17, 2004

                             Procera Networks, Inc.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

             Nevada                   000-49862                 33-0974674
  (State or other jurisdiction       (Commission            (IRS Employer of
 incorporation or organization)       File Number)          Identification No.)

                        3175 South Winchester Boulevard
                           Campbell, California 95008
                           --------------------------
                    (Address of principal executive offices)

                                 (408) 874-4600
                      -------------------------------------
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

ITEM 7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)  Financial  statements  of  business  acquired.
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     Not  applicable.

     (b)  Pro  forma  financial  information.
     ---------------------------------------------------
     Not  applicable.

     (c)  Exhibits.
     ---------------------------------------------------


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     The  following  exhibits  are  furnished  in  accordance  with  Item 601 of
Regulation  S-B:

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EXHIBIT  NO.  DESCRIPTION
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99.1  Letter to Shareholders dated August 17, 2004

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ITEM 9. REGULATION FD DISCLOSURE

     On Tuesday, August 17, 2004, the Company will post a letter to its shareholders on its website. A copy of the letter is attached hereto as Exhibit
99.1  and  incorporated  herein  by  this  reference.  The entire letter will be available for viewing after August 17, 2004 on the Company's website at www.proceranetworks.com.
------------------------

     This current report contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 (the "Act"). In particular, when used in this current report, the words "plan," "confident that," "believe," "scheduled," "expect," or "intend to," and similar conditional expressions are intended to identify forward-looking statements within the meaning of the Act and are subject to the safe harbor created by the Act. Such statements are subject to certain risks and uncertainties and actual results could differ materially from those expressed in any of the forward-looking statements. Such risks and uncertainties include, but are not limited to, the ability of the Company to commercialize the applicable technology and introduce products and the acceptance of those products by the market, market conditions, the general acceptance of the Company's products and technologies, competitive factors, timing, and other risks described in the Company's SEC reports and filings.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  August  17,  2004                  PROCERA NETWORKS, INC.,
                                          a Nevada corporation


                                          By:  /s/  Douglas  J.  Glader
                                          --------------------------------------
                                          Title:  Chief  Executive  Officer
                                          --------------------------------------


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